Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of HYMC Common Stock, par value $0.0001, of Hycroft Mining Holding Corporation, a Delaware corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: June 8, 2020

Jason Mudrick

By:	/s/ Jason Mudrick
Name: Jason Mudrick

Mudrick Capital Management, L.P. By: Mudrick Capital Management, LLC its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
TitleSole Member

Mudrick Capital Management, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

MUDRICK CAPITAL ACQUISITION HOLDINGS LLC By: Mudrick Capital Management, L.P., its managing member

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Distressed Opportunity Fund Global, L.P. By: Mudrick GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Distressed Opportunity Specialty Fund, L.P. By: Mudrick GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Distressed Senior Secured Fund Global, L.P. By: Mudrick Senior Secured Fund GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Senior Secured Fund GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Distressed Opportunity Drawdown Fund, L.P. By: Mudrick Distressed Opportunity Drawdown Fund GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Distressed Opportunity Drawdown Fund GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Distressed Opportunity Drawdown Fund II, L.P. By: Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member

Mudrick Distressed Opportunity Drawdown Fund GP II, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title Sole Member